Exhibit 99.1

July 27, 2006

STERICYCLE, INC. REPORTS RESULTS
FOR SECOND QUARTER 2006

Lake Forest, Illinois, July 27, 2006 - Stericycle, Inc. (NASDAQ:SRCL), today reported financial results for the second quarter of 2006.

SECOND QUARTER AND YEAR TO DATE RESULTS
Revenues for the quarter ended June 30, 2006 were $198.4 million, up 33.0% from $149.1 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $32.6 million in revenues for the quarter. Gross profit was $87.6 million, up 34.1% from $65.3 million in the same quarter last year. Gross profit as a percent of revenues was 44.1% versus 43.8% in the second quarter of 2005.

Net income for the second quarter of 2006 was $25.2 million or $0.56 per diluted share compared with net income of $23.0 million or $0.51 per diluted share for the same quarter last year. During the quarter we wrote off a $1.0 million investment ($0.6 million net of tax or $0.014 per share).

For the six months ended June 30, 2006, revenues increased to $377.7 million, up 30.4% from $289.7 million in the same period a year ago. Gross profit was $166.3 million, up 31.8% from $126.2 million in the same period a year ago. Gross profit as a percentage of revenues was 44.0% versus 43.6% in in the same period in 2005. Earnings per diluted share increased 8.8% to $1.08 from $0.99 per diluted share in the same period a year ago.

Net income in the second quarter of 2006 included $1.6 million of stock compensation expense ($2.7 million pre-tax) or $0.04 per diluted share recorded as a result of the adoption of FASB Statement No. 123R on January 1, 2006. Net income for the first six months of 2006 included $3.2 million of stock compensation ($5.3 million pre-tax) or $0.07 per diluted share.

Debt increased in the first six months due to acquisitions resulting in our total debt to capitalization percentage ratio at June 30, 2006 increasing to 45.0% from 40.9% at December 31, 2005.

Cash flow from operations was $64.3 million for the first six months of 2006. Cash flow and increased loan balances were used to strenghten our business and funded $126.1 million in acquisitions and international investments, $13.9 million in stock repurchases and $15.7 million in capital spending.

For more information about Stericycle, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                             June 30,    December 31,
                                                               2006          2005
                                                           ------------  ------------
                                                            (unaudited)    (audited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      4,608  $      7,825
  Short-term investments.................................        2,684           720
  Accounts receivable, less allowance for doubtful
    accounts of $4,350 in 2006 and $4,810 in 2005........      130,035       103,703
  Parts and supplies.....................................        6,985         5,263
  Prepaid expenses.......................................        7,350         6,523
  Notes receivable.......................................        3,111         3,164
  Deferred tax asset.....................................       14,899        13,452
  Other current assets...................................        4,431         3,392
                                                           ------------  ------------
         Total current assets............................      174,103       144,042
                                                           ------------  ------------
Property, plant and equipment, net.......................      150,730       136,220
Other assets:

  Goodwill,net...........................................      792,961       685,169
  Intangible assets, less accumulated amortization of
    $10,133 in 2006 and $8,965 in 2005....................      97,344        61,641
  Notes receivable.......................................       11,807        10,672
  Other..................................................        8,460         9,916
                                                           ------------  ------------
         Total other assets..............................      910,572       767,398
                                                           ------------  ------------
   Total assets.......................................... $  1,235,405  $  1,047,660
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $     13,976  $     12,044
  Accounts payable.......................................       28,393        27,872
  Accrued liabilities....................................       61,034        48,450
  Deferred revenue.......................................       13,287        10,394
                                                           ------------  ------------
         Total current liabilities.......................      116,690        98,760
                                                           ------------  ------------
Long-term debt, net of current portion...................      456,825       348,841
Deferred income taxes....................................       78,095        71,549
Other liabilities........................................        9,387         6,876
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 44,230,875 issued and outstanding
  in 2006, 44,149,722 issued and outstanding in 2005)....          444           442
Additional paid-in capital...............................      260,662       259,075
Accumulated other comprehensive income...................        3,039           546
Retained earnings........................................      310,263       261,571
                                                           ------------  ------------
         Total shareholders' equity......................      574,408       521,634
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $  1,235,405  $  1,047,660
                                                           ============  ============

Total debt to capitalization percentage ratio............         45.0%        40.9%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    470,801  $    360,885
Shareholders' equity.....................................      574,408       521,634
                                                           ------------  ------------
Capitalization........................................... $  1,045,209  $    882,519

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                     Three Months Ended June 30,                        Six Months Ended June 30,
                                            --------------------------------------------    ---------------------------------------------
                                                (unaudited)            (unaudited)              (unaudited)             (unaudited)
                                                   2006                   2005                     2006                    2005
                                            --------------------   ---------------------    ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues.................................. $   198,424    100.0% $   149,148     100.0%  $   377,673     100.0% $   289,726     100.0

  Cost of revenues*.......................     110,863     55.9        83,869      56.2        211,359      56.0       163,514      56.4
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                    87,561     44.1        65,279      43.8        166,314      44.0       126,212      43.6
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses*..............      35,852     18.1        22,740      15.2         68,717      18.2        44,192      15.3
  Amortization............................         784      0.4           376       0.3          1,295       0.3           672       0.2
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      36,636     18.5        23,116      15.5         70,012      18.5        44,864      15.5
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    acquisition related expenses..........      50,925     25.7        42,163      28.3         96,302      25.5        81,348      28.1

  Write-down of fixed assets..............         300      0.2           ---       0.0            300       0.1           ---       0.0
  Acquisition related expenses............         664      0.3           180       0.1          1,295       0.3           270       0.1
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations....................      49,961     25.2        41,983      28.1         94,707      25.1        81,078      28.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         251      0.1           133       0.1            507       0.1           200       0.1
  Interest expense........................      (7,253)    (3.7)       (3,254)     (2.2)       (13,159)     (3.5)       (5,597)     (1.9)
  Write-off deferred finance fees (2005)..         ---      0.0          (197)     (0.1)           ---       0.0          (197)     (0.1)
  Write-down of investment in securities..      (1,000)    (0.5)          ---       0.0         (1,000)     (0.3)          ---       0.0
  Other expense, net......................        (700)    (0.4)         (909)     (0.6)        (1,230)     (0.3)       (1,807)     (0.6)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense).........      (8,702)    (4.4)       (4,227)     (2.8)       (14,882)     (3.9)       (7,401)     (2.6)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes................      41,259     20.8        37,756      25.3         79,825      21.1        73,677      25.4
Income tax expense........................      16,091      8.1        14,774       9.9         31,132       8.2        28,880      10.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income................................ $    25,168     12.7% $    22,982      15.4%  $    48,693      12.9% $    44,797      15.5
                                            =========== ========   =========== =========    =========== =========   =========== =========

Earnings per share - diluted.............. $      0.56            $      0.51              $      1.08             $      0.99
                                            ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  45,310,665             45,064,080               45,237,200              45,285,644
                                            ===========            ===========              ===========             ===========

*Stericycle adopted FAS123R on a modified prospective basis on January 1, 2006 therefore 2006 balances include stock compensation expense.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                   For the six months
                                                                      ended June 30,
                                                                 ----------------------
                                                                    2006        2005
                                                                 ----------  ----------
                                                                      (unaudited)
OPERATING ACTIVITIES:
Net income..................................................... $   48,693  $   44,797
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Stock compensation expense.................................      5,274          18
    Write-off deferred financing fees..........................         --         197
    Write-down of investment in securities.....................      1,000          --
    Write-down of fixed assets.................................        300          --
    Excess tax benefit of stock options exercised*.............         --       3,291
    Depreciation...............................................     11,713       9,698
    Amortization...............................................      1,295         672
    Deferred income taxes......................................      3,716       7,432
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable........................................    (12,181)     (8,496)
    Parts and supplies.........................................       (996)       (419)
    Prepaid expenses and other assets..........................      2,212      (6,166)
    Accounts payable...........................................     (4,999)      1,174
    Accrued liabilities........................................      6,399       1,093
    Deferred revenue...........................................      1,923       3,837
                                                                 ----------  ----------
Net cash provided by operating activities......................     64,349      57,128
                                                                 ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..........................   (126,091)    (34,390)
  Purchases of short-term investments..........................     (1,964)       (275)
  Proceeds from sale of equipment..............................        215          79
  Capital expenditures.........................................    (15,720)    (13,816)
                                                                 ----------  ----------
Net cash used in investing activities..........................   (143,560)    (48,402)
                                                                 ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable.......................      4,572         642
  Repayment of long-term debt..................................    (12,452)     (1,739)
  Net repayments on 2001 senior credit facility................         --    (171,353)
  Net borrowings on 2005 senior credit facility................     89,120     198,853
  Payments of deferred financing fees..........................         --         (97)
  Principal payments on capital lease obligations..............       (749)       (425)
  Excess tax benefit of stock options exercised*...............      3,141          --
  Purchase/cancellation of treasury stock......................    (13,866)    (39,243)
  Proceeds from other issuances of common stock................      7,925       6,535
                                                                 ----------  ----------
Net cash provided by (used in) financing activities............     77,961      (6,827)
                                                                 ----------  ----------
Effect of exchange rate changes on cash........................     (1,697)      1,044
                                                                 ----------  ----------
Net (decrease) increase in cash and cash equivalents...........     (3,217)      2,943
Cash and cash equivalents at beginning of period...............      7,825       7,850
                                                                 ----------  ----------
Cash and cash equivalents at end of period..................... $    4,608  $   10,793
                                                                 ==========  ==========
Non-cash activities:
Net issuances of notes payable for certain acquisitions........ $   27,245  $   24,650

*Stericycle adopted FAS123R on a modified prospective basis January 1, 2006 therefore the presentation of the tax benefit of stock options exercised is presented differently in 2006 versus 2005.